UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2020

SOLTREST, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-227526	35=2606208
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Floor 6, Building 6 LuGang WebMall Town, ChouJiang, YiWu Jinhua City, MGejiang Province, China	322000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

86-155-5793-7666

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	SOLQ	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

(i) On August 27, 2020, the Company dismissed Michael Gillespie & Associates, PLLC (“MG”), the independent registered public accounting firm of Soltrest, Inc. (the “Company”), effective on that date. As a result, the Company’s Board of Directors engaged SS Accounting and Auditing, Inc. (“SS”) to serve as the Company’s independent registered public accounting firm effective August 27, 2020.

(ii) The report of MG on the financial statements of the Company as of and for the fiscal year ended June 30, 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company’s fiscal years ended June 30, 2019 and 2018 and the subsequent interim periods from July 1, 2019 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and MG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MG, would have caused MG to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) MG’s audit opinion letter for the period ended June 30, 2019 included the following statement:

“Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #3 to the financial statements, although the Company has limited operations it has yet to attain profitability. This raises substantial doubt about its ability to continue as a going concern. Management’s plan in regard to these matters is also described in Note #3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(v) During the Company’s fiscal year ended June 30, 2019 and the subsequent interim period from July 1, 2019 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company’s fiscal year ended June 30, 2019 and the subsequent interim period from July 1, 2019 to the date of this report, the Company did not consult with SS regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(viii) The Company has provided MG with a copy of the disclosures in this report and has requested that MG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MG agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Michael Gillespie & Associates, PLLC dated August 27, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOLTREST, INC.

DATE: August 27, 2020

By:	/s/ HanJin Chen
HanJin Chen
CEO and President

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